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                                                                    EXHIBIT 99.3


               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS
                                       OF
                      SERIES A CONVERTIBLE PREFERRED STOCK
                           ($.01 PAR VALUE PER SHARE)

                                       of

                             DECORA INDUSTRIES, INC.


                        Pursuant to Section 151(g) of the
                         General Corporation Law of the
                                State of Delaware



      We, Richard A. DeCoste, Executive Vice President, and Timothy N. Burditt, Executive Vice President and Secretary, of Decora Industries, Inc., (hereinafter called the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware,

      DO HEREBY CERTIFY:

      FIRST: The Certificate of Incorporation, as amended (the "Certificate of Incorporation"), of the Corporation authorizes the issuance of 5,000,000 shares of preferred stock, $.01 par value per share (the "Preferred Stock"), in one or more series, and further authorizes the Board of Directors of the Corporation to provide by resolution for the issuance of shares of Preferred Stock in one or more series not exceeding the aggregate number of shares of Preferred Stock authorized by the Certificate of Incorporation and to determine with respect to each such series, the voting powers, if any (which voting powers if granted may be full or limited), and such designations, preferences, and relative, participating, optional and other rights, and the qualifications, limitations and restrictions appertaining thereto.

      SECOND: A resolution providing for and in connection with the issuance of the Preferred Stock was duly adopted by the Board of Directors of the Corporation pursuant to authority conferred on the Board of Directors by the provisions of the Certificate of Incorporation as aforesaid, which resolution provides as follows:

      RESOLVED: that the Board of Directors, pursuant to authority vested in it by the provisions of the certificate of incorporation, as amended (the "Certificate of Incorporation"), of Decora Industries, Inc. (the "Corporation"), hereby authorizes the issuance of a series of convertible preferred stock (the "Convertible Preferred Stock") of the Corporation and hereby establishes the powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions appertaining thereto in addition to those set forth in such


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Certificate of Incorporation (or otherwise provided by law) as follows (the following, referred to hereinafter as "this resolution" or "this Certificate of Designations", is to be filed as part of a Certificate of Designations under
Section 151(g) of the General Corporation Law of the State of Delaware):

      1. Designation and Number. The designation of Convertible Preferred Stock created by this resolution shall be Series A Convertible Preferred Stock, $.01 par value per share, of the Corporation (hereinafter referred to as the "Series A Stock"), and the number of shares of Series A Stock which the Corporation shall be authorized to issue shall be 69,557 shares.

      2.    Certain Definitions.

      (a) Unless otherwise defined herein, capitalized terms used herein shall have the meanings given thereto in the Purchase Agreement. For purposes of this Certificate of Designations, the following terms shall have the meanings indicated (such definitions to be equally applicable to both singular and plural forms of the terms defined):

            "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

            "Closing Date" means September 29, 1997.

            "Common Shares" means the Corporation's Common Stock, as presently authorized by the Certificate of Incorporation and $.01 par value per share, any capital stock or other securities into which such Common Stock may hereafter be changed or for which such Common Stock may be exchanged after giving effect to the terms of such change or exchange (by way of reorganization, recapitalization, merger, consolidation or otherwise).

            "Event of Default" means the failure by the Corporation, prior to June 30, 1998, to increase the number of authorized Common Shares by a sufficient number of additional Common Shares to permit the exercise in full of the Warrants (as defined in the Purchase Agreement) and the conversion in full of Preferred Shares (as defined in the Purchase Agreement) and to reserve such Common Shares for issuance in connection with such conversion, in each case in accordance with the General Corporation Law of the State of Delaware.

            "Person" or "person" means an individual, corporation, partnership, firm, association, joint venture, trust, unincorporated organization, limited liability company, government, governmental body, agency, political subdivision or other entity.


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            "Purchase Agreement" means the Note and Warrant Purchase Agreement dated as of September 26, 1997 by and among the Corporation, Decora, Incorporated, Dorrance Street Capital Advisers, L.L.C., as Agent and the Purchaser named therein.

      (b) The words "hereof", "herein" and "hereunder" and other words of similar import refer to this Certificate of Designations as a whole and not to any particular Section or other subdivision.

      (c) References herein to the Certificate of Incorporation include such Certificate as amended by this Certificate of Designations.

      3.    Voting Rights.

      (a) General Voting Rights. Except as otherwise provided specifically herein or by law, each share of Series A Stock shall have the right and power to vote on any question upon which, or in any proceeding at which, the holders of Common Shares of the Corporation are entitled to vote and to be represented at and to receive notice of any meeting of stockholders. The holder of each share of Series A Stock shall be entitled to one vote for each Common Share into which such Series A Stock would then convertible pursuant to Sections 6 and 7 hereof if sufficient Common Shares were authorized and reserved to permit such conversion. The holders of shares of Series A Stock and Common Shares shall vote together and not as separate classes except as otherwise provided specifically herein or by law.

      (b) Consent Required. So long as any shares of the Series A Stock remain outstanding, unless the vote or consent of the holders of a greater number of shares shall then be required by law, the affirmative vote or consent of the holders of a majority of all of the shares of Series A Stock at the time outstanding, voting separately as a class, given in person or by proxy either in writing (as may be permitted by law and the Certificate of Incorporation and By-laws of the Corporation) or at any special or annual meeting, shall be necessary to permit, effect or validate the taking of any of the following actions by the Corporation:

            (i) authorize, issue or agree to authorize or issue any shares of capital stock of the Corporation, any rights or options to receive any capital stock, or any security convertible into or exchangeable for capital stock, except that the Corporation may (x) issue Common Shares upon the exercise of warrants and options outstanding on the Closing Date (including the Common Stock Purchase Warrants issued pursuant to the Purchase Agreement) and (y) issue Series A Stock in accordance with the exercise of rights under the Warrants issued under the Purchase Agreement;

            (ii) amend, alter or repeal this Certificate of Designations or any other provision of the Certificate of Incorporation, any provision of the by-laws of the Corporation, or in any other manner alter or change the powers, rights, privileges or preferences of the Series A


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      Stock, if such action would adversely affect the powers, rights, privileges or preferences of the holders of the Series A Stock; or

            (iii) voluntarily dissolve, liquidate or wind-up or carry out any partial liquidation or distribution or transaction in the nature of a partial liquidation or distribution.

      (c)   Additional Voting Rights.

            (i) Upon the occurrence of an Event of Default and continuing until such time as such Event of Default shall no longer exist (hereinafter called the "Class Voting Period"), the size of the Board of Directors of the Corporation shall be increased by one seat. During the Class Voting Period, the holders of a majority of the then outstanding shares of Series A Stock, by the affirmative vote in person or by proxy at a special meeting of stockholders called for such purpose (or at any adjournment thereof) by holders of at least twenty-five (25%) of the then outstanding shares of Series A Stock or at any annual meeting of stockholders, or by written consent delivered to the Secretary of the Corporation, with the holders of such Series A Stock voting as a class and with each such share of Series A Stock having one vote, shall be entitled, as a class, to the exclusion of the holders of all other classes or series of capital stock of the Corporation, to elect, in addition to any director(s) such holders are entitled to elect under the terms of the Purchase Agreement, one director.

            (ii) At any time when such voting rights under this Section 3(c) shall have vested in the holders of shares of Series A Stock entitled to vote thereon, and if such right shall not already have been initially exercised, an officer of the Corporation shall, upon the written request of at least twenty-five (25%) of the holders of record of shares of the Series A Stock then outstanding, addressed to the Treasurer of the Corporation, call a special meeting of holders of shares of the Series A Stock. Such meeting shall be held at the earliest practicable date upon the notice required for annual meetings of stockholders at the place for holding annual meetings of stockholders of the Corporation or, if none, at a place designated by the Treasurer of the Corporation. If such meeting shall not be called by the proper officers of the Corporation within 30 days after the personal service of such written request upon the Treasurer of the Corporation, or within 30 days after mailing the same within the United States, by registered mail, addressed to the Treasurer of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of at least twenty-five (25%) of the shares of Series A Stock then outstanding may designate in writing any person to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders and shall be held at the same place as is elsewhere provided in this paragraph or, if none, at a place designated by the person selected to call the meeting. Any holder of shares of Series A Stock then outstanding that would be entitled to vote at such meeting shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to the provisions of this paragraph.


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            (iii) Any director who shall have been elected by the holders of
      Series A Stock pursuant to this Section 3(c) (a "Series A Director") may be removed at any time during a Class Voting Period, by the vote of the holders of a majority of all of the then outstanding shares of Series A Stock, voting as a separate class in person or by proxy at a special meeting of stockholders called for such purpose by holders of at least twenty-five (25%) of the outstanding shares of Series A Stock. Any Series A Director may not be removed at any time during a Class Voting Period without the consent of the holders of a majority of all of the outstanding shares of Series A Stock. Any vacancy created by the removal, death or resignation of a Series A Director may be filled during such Class Voting Period by the holders of a majority of all of the outstanding shares of Series A Stock by vote in person or by proxy at a special meeting of stockholders of the Corporation called for such purpose by holders of at least twenty-five (25%) of the outstanding shares of Series A Stock.

            (iv) During the Class Voting Period, other than to increase the size of the Board of Directors in accordance with clause (i) of this
      Section 3(c), the size of the Board of Directors of the Corporation, which shall consist of six members, shall not otherwise be changed without the vote of the holders of a majority of all of the then outstanding shares of Series A Stock, voting as a separate class; provided, however that the size of the Board may be increased to eight directors if and so long as the holders of Series A Stock are entitled to elect a second Series A Director.

            (v) At the end of the Class Voting Period, the holders of Series A Stock shall be automatically divested of all voting power vested in them under this Section 3(c) except as herein or by law expressly provided. The term of any director elected pursuant to the provisions of this Section 3(c) shall in all events expire at the end of the Class Voting Period and the size of the Board shall be reduced accordingly.

      4. Dividend Rights. Except as may be otherwise approved in writing by the holders of a majority of the outstanding shares of Series C Stock then outstanding:

      (a) When, as and if a dividend is declared on Common Shares by the Board of Directors of the Corporation, the holders of shares of Series A Stock shall be entitled to receive dividends, out of any assets legally available therefor, in an amount per share of Series A Stock which is equal to the product of (i) the number of Common Shares into which one share of Series A Stock would then be convertible at the time of declaration of such dividend if sufficient Common Shares were authorized and reserved to permit such conversion, multiplied by
(ii) the aggregate per Common Share amount of all cash dividends and the aggregate per share amount (payable, at the option of the holder, in kind or in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared or paid as determined in good faith by the Board of Directors) of all non-cash dividends or other distributions on Common Shares. Such dividends shall accumulate and be declared and paid contemporaneously with the declaration and payment of the related dividend on Common Shares, so that the Series A Stock participates equally with the Common Shares in such dividend or distribution with respect to the number of Common Shares into which the Series A Stock would then


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be convertible pursuant to Sections 6 and 7 hereof if sufficient Common Shares were authorized and reserved to permit such conversion.

      (b) So long as any share of Series A Stock is outstanding, no deposit, payment, or distribution of any kind shall be made in respect of, or pursuant to, any purchase or redemption requirement applicable to any Common Shares, unless all accumulations, if any, of dividends on the Series A Stock shall have been paid. So long as any Series A Stock shall remain outstanding, no dividend or other distribution (except in Common Shares) shall be paid or made on the Common Shares and no Common Share shall be purchased or otherwise acquired by the Corporation or any subsidiary of the Corporation, unless (whether or not there shall be funds legally available therefor) all accumulations, if any, of dividends earned on the Series A Stock shall have been paid. Subject to the above limitations, dividends may be paid on the Common Shares out of any funds legally available for such purpose when and as declared by the Board of Directors

      5.    Liquidation Rights.

      (a) General Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series A Stock shall be entitled to receive from the assets of the Corporation, whether represented by capital, surplus, reserves or earnings and on the same basis as holders of Common Shares, such payment or distribution per share of Series A Stock that would have been payable had each such share been converted to Common Shares immediately prior to such event of liquidation, dissolution or winding-up pursuant to Sections 6 and 7 hereof, assuming that sufficient Common Shares are authorized and reserved to permit such conversion.

      (b) Liquidation Rights Upon Continuance of Event of Default. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the occurrence and during the continuance of an Event of Default, the holders of the shares of Series A Stock shall be entitled to receive from the assets of the Corporation, before any payment or distribution of the assets of the Corporation (whether from capital or surplus) shall be made to or set apart for the holders of Common Stock, payment in cash of an amount equal to $1.00 for each Common Share into which the Series A Stock would have been convertible immediately prior to such event of liquidation, dissolution or winding up pursuant to Sections 6 and 7, assuming that sufficient Common Shares are authorized and reserved to permit such conversion. If the assets distributable upon such liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, shall be insufficient to permit payment to the holders of the shares of Series A Stock of the full preferential amounts as set forth in this Section 5(b), then such assets shall be distributed ratably among the shares of Series A Stock. After payment shall have been made in full to the holders of Series A Stock as provided in this Section 5(b) upon any liquidation, dissolution or winding up of the Corporation, the holders of Common Shares shall be entitled to receive from the assets of the Corporation payment in the amount of $1.00 for each Common Share. Any and all assets remaining to be paid or distributed upon such liquidation, dissolution or winding up shall be paid ratably to the holders of Series A Stock (on the basis of the number of shares into which such Series A Stock is


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then convertible pursuant to Sections 6 and 7, assuming that sufficient Common
Shares are authorized and reserved to permit such conversion) and to the holders of Common Shares.

      (c) Notice of Liquidation. Written notice of any liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when and the place or places where the amounts distributable in such circumstances shall be payable, shall be given (not less than thirty (30) days prior to any payment date stated therein), to the holders of record of the Series A Stock at their respective addresses as the same shall appear on the stock register of the Corporation.

      6.    Conversion.

      (a) Automatic Conversion. At such time as sufficient additional Common Shares are authorized under the Corporation's Certificate of Incorporation and reserved for issuance upon the conversion of all Series A Stock issued or issuable upon exercise of the Preferred Warrants issued under the Purchase Agreement, each share of Series A Stock shall automatically, without any further action by any Person or payment of any kind, be converted into and exchanged for fully paid and nonassessable Common Shares, provided that prior thereto all accumulated dividends, if any, are paid to the holders of the Series A Stock. Such conversion of shares of Series A Stock to Common Shares shall be made initially at a conversion ratio (the "Conversion Ratio") as of the Closing Date of one share of Series A Stock for 100 Common Shares, but shall be adjusted from time to time in accordance with the provisions of Section 7. The Common Shares issuable upon conversion of the shares of Series A Stock, when such Common Shares shall be issued in accordance with the terms hereof, are hereby declared to be and shall be duly authorized, validly issued, fully paid and nonassessable Common Shares held by the holders thereof.

      (b) Effective Date. The conversion of each share of Series A Stock pursuant to Section 6(a) hereof shall be deemed to have been effected immediately prior to the close of business on the Business Day on which the increase in authorized share capital referenced in such subsection shall have occurred. On the day that the conversion of a share of Series A Stock is deemed effected, the person or persons in whose name or names any certificate or certificates for Common Shares are issuable upon such conversion, as provided in
Section 6(c) hereof, shall be deemed to have become the holder or holders of record of such Common Shares.

      (c) Share Certificates. As promptly as practicable after the conversion of a share of Series A Stock, in whole or in part, and in any event within five
(5) Business Days thereafter, the Corporation at its expense (including the payment by it of any applicable issue, stamp or other taxes, other than any income taxes) will cause to be issued in the name of and delivered to the holder thereof or as such holder may direct, a certificate or certificates for the number of Common Shares to which such holder shall be entitled upon such conversion on the effective date of such conversion plus cash in lieu of any fractional shares as provided in Section 6(f) hereof.

      (d) Acknowledgment of Obligation. The Corporation will, at the time of or at any time after each conversion of a share of Series A Stock, upon the request of the holder thereof or of


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any Common Shares issued upon such conversion, acknowledge in writing its continuing obligation to afford to such holder all rights, if any, to which such holder shall continue to be entitled; provided, that if any such holder shall fail to make any such request, the failure shall not affect the continuing obligations of the Corporation to afford such rights to such holder.

      (e) Reservation of Common Shares. The Corporation shall, as soon as practicable after the Closing Date, and in any event at all times after June 30, 1998, reserve and keep available out of its authorized but unissued share capital the maximum number of Common Shares into which all shares of Series A Stock from time to time outstanding are convertible, but Common Shares held in the treasury of the Corporation may, in its discretion, be delivered upon any conversion of shares of Series A Stock.

      (f) Fractional Shares. No fractional Common Shares shall be issued upon conversion of Series A Stock, but, in lieu of any fraction of a Common Share which would otherwise be issuable in respect of the aggregate number of shares of Series A Stock surrendered by the holder thereof for conversion, the holder shall have the right to receive an amount in cash equal to the same fraction of the current Market Price on the effective date of the conversion of such shares of Series A Stock. Notwithstanding the foregoing, all shares of Series A Stock held of record by the same holder and then being converted shall be aggregated for purposes of determining fractional shares.

      7. Adjustments to Conversion Ratio. The Conversion Ratio shall be adjusted from time to time as follows:

      (a) Reorganizations. If at any time after the Closing Date there shall be a reorganization or reclassification of the capital stock of the Corporation (other than a change in par value or a stock split-up) or the Corporation shall declare and distribute a dividend or other distribution payable solely in additional Common Shares, then the Conversion Ratio shall be adjusted, effective upon the effective immediately after the record date at which the holders of Common Shares are determined for purposes of such reorganization, reclassification or dividend, to a number determined by multiplying the Conversion Ratio in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares outstanding after giving effect to such reorganization, reclassification or dividend and the denominator of which shall be the number of Common Shares outstanding on such record date before giving effect to such reorganization, reclassification or dividend.

      (b) Consolidation or Merger. If the Corporation shall at any time after the Closing Date consolidate with or merge into another corporation (where the Corporation is not the continuing corporation after such merger or consolidation), then, effective upon the effective date of such merger or consolidation, the holder of a share of Series A Stock shall thereafter be entitled to receive, upon the conversion of the Series A Stock, the securities or other property to which a holder would have owned or been entitled to receive after such consolidation or merger. A sale, transfer or lease (in one, or a series of related, transactions) of all or substantially all of the assets of the Corporation to another person shall be deemed a consolidation or merger for the foregoing purposes.


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In such event, the provisions set forth herein with respect to the rights and interest of such holder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter receivable upon the conversion of the Series A Stock. The above provisions of this Section 7(b) shall apply to successive consolidations, mergers, sales and conveyances.

      (c)   Certain Other Events. Without limiting any provisions of this
Section 7 or any other provisions of this Certificate of Designations, in case event occurs as to which the foregoing provisions of this Section 7 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors of the Corporation, fairly protect the conversion rights of the holders of Series A Stock in accordance with the essential intent and principles of such provisions or would violate applicable law, then such Board shall make such adjustments in the application of such provisions in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board, to protect such purchase rights as aforesaid.

      (d) Adjustment Rules. Any adjustments pursuant to this Section 7 shall be made successively whenever an event referred to herein shall occur. If the Corporation shall set a record date to determine the holders of Common Shares for purposes of a reorganization, reclassification or dividend pursuant to subsection (a) or a consolidation or merger pursuant to subparagraph (b) and shall legally abandon such action prior to effecting such action, then no adjustment shall be made pursuant to this Section 7 in respect of such action.

      (e) Proceeding Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 7, the Corporation shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Corporation may thereafter validly and legally issue as fully paid and nonassessable all Common Shares which the holders of outstanding Series A Stock will be entitled to receive upon conversion thereof.

      (f) Notice of Adjustment. Not less than 15 days prior to the record date of any action which requires or might require an adjustment or readjustment pursuant to this Section 7, the Corporation shall give notice to each holder of Series A Stock of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Corporation shall give notice to each holder of Series A Stock of such adjustment and computation promptly after such adjustment becomes determinable.

      (g) No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of Section


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6 and this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Stock against impairment.


      8. Status of Converted Stock. In the event any shares of Series A Stock shall be converted pursuant to Section 6 hereof, the shares so converted shall be canceled and shall not be reissuable by the Corporation.

      9. Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, consents and other communications hereunder shall be in writing and shall be deemed given if delivered by hand, deposited in the United States mail, postage prepaid, or sent by telex or telecopy (confirmed by registered, certified or overnight mail or courier, postage and delivery charges prepaid), to the following addresses:

            (i) if to the holder of a share of Series A Stock, at the holder's address as set forth in the stock register of the Corporation, or at such other address as may have been furnished to the Corporation by the holder in writing; or

            (ii) if to the Corporation, at One Mill Street, Fort Edward, New York 12828, or at such other address as may have been furnished in writing by the Corporation to the holders of the shares of Series A Stock.

Whenever any notice is required to be given hereunder, such notice shall be deemed given and such requirement satisfied only when such notice is delivered or, if sent by telex or telecopier, when received, unless otherwise expressly specified or permitted by the terms hereof.


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      IN WITNESS WHEREOF, Decora Industries, Inc. has caused this Certificate of
Designations to be signed by its Chief Executive Officer and its Executive Vice President and Secretary this __ day of September, 1997.

                                       DECORA INDUSTRIES, INC.


                                       By: _____________________________________
                                           Richard A. DeCoste
                                           Executive Vice President



Attest: ___________________________________
        Timothy N. Burditt
        Executive Vice President,
        Secretary